SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 4, 2012 (September 28, 2012)

Southwest Iowa Renewable Energy, LLC
(Exact Name of registrant as specified in its charter)

Iowa	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)
(712) 366-0392 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement

Bunge N.A. Holdings, Inc. (“Bunge Holdings”) notified Southwest Iowa Renewable Energy, LLC (the “Company”) that, effective September 28, 2012, (a) it assigned the following agreements to which the Company is a party (collectively, the “Assigned Agreements”) to Bunge North America, Inc. (“Bunge N.A.”), an affiliate of Bunge Holdings and the sole holder of the Company’s Series B Membership Units, and (b) Bunge N.A. assumed all rights, title, interest and obligations of Bunge Holdings under such Assigned Agreements:

1.
Subordinated Revolving Credit Note, dated August 26, 2009 with the Company as the Borrower and an initial principal balance of up to $10,000,000 (a copy of which was as filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company on September 3, 2009);

2.
Subordinated Term Loan Note, dated June 17, 2010, with the Company as the Borrower and an initial principal balance of $28,106,578.97 (a copy of which was filed as Exhibit 10.4 to the Current Report on Form 8-K filed by the Company on June 23, 2010);

3.
Bunge Agreement – Equity Matters, executed August 26, 2009, by the Company for the benefit of Bunge Holdings (a copy of which was filed as Exhibit 10.72 to the Registration Statement on Form S-1/A filed by the Company on February 24, 2011) as amended by that certain First Amendment dated June 17, 2010 (a copy of which was filed as Exhibit 10.5 to the Current Report on Form 8-K filed by the Company on June 23, 2010);

4.
Subordination Agreement, dated as of June 17, 2010, by and among ICM, Inc., AgStar Financial Services, PCA and Bunge Holdings (a copy of which was filed as Exhibit 10.6 to the Current Report on Form 8-K filed by the Company on June 23, 2010); and

5.	Intercreditor Agreement, dated as of June 17, 2010, by ICM and Bunge Holdings (a copy of which was filed as Exhibit 10.7 to the Current Report on Form 8-K filed by the Company on June 23, 2010).

No changes were made to the terms and conditions of the Assigned Agreements and the Assigned Agreements remain in full force and effect.  Under the terms of the Assigned Agreements, Bunge Holdings had the right to assign the Assigned Agreements without the prior consent of the Company.  The Company’s senior creditor, AgStar Financial Services, PCA (“AgStar”), consented to the assignment of the Assigned Agreement from Bunge Holdings to Bunge N.A. as required under the terms of the Company’s credit agreement and related loan documents with AgStar.  The Company is party to a number of operating agreements with Bunge N.A., including those related to our principal input, corn, and our primary products, ethanol, distillers grains and corn oil.  With this assignment, the administration of our Bunge lending facility is within the same business unit that is the party to our Bunge operating agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: October 4, 2012.	By:	/s/ Brian T. Cahill
Brian T. Cahill
Chief Executive Officer